UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2022

TopBuild Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-36870	47-3096382
(State or other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

475 North Williamson Boulevard Daytona Beach, Florida	32114
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 304-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BLD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On April 25, 2022, TopBuild Corp. (the “Company”) appointed Carrie Wood, Vice President and Chief Accounting Officer, effective immediately. Ms. Wood will lead the Company’s accounting organization and will be responsible for advancing the Company’s accounting and internal financial controls. Ms. Wood will report directly to the Company’s CFO, Robert Kuhns.

Ms. Wood joined the Company from LL Flooring Holdings, Inc., where she served as Vice President and Assistant Controller since 2019. Prior to that, Ms. Wood spent two years as Vice President of Finance with Performance Food Group Company, and ten years in various roles at Media General, Inc. Ms. Wood started her career with PricewaterhouseCoopers, LLP, where she spent 8 years.

In addition to her base salary, Ms. Wood will be eligible to receive short and long-term incentive compensation, including equity awards under the terms of the Amended and Restated TopBuild Corp. 2015 Long Term Stock Incentive Plan and award agreements issued thereunder. Ms. Wood is further entitled to receive such benefits of employment as are generally available to the Company’s employees. In connection with her joining the Company, Ms. Wood will receive a one-time grant of time-based equity awards valued at $50,000, vesting in three equal annual installments from the grant date. Other than as described in this Current Report on Form 8-K, there are no arrangements or understandings between Ms. Wood and any other persons pursuant to which she was selected as an officer of the Company.

Ms. Wood has no family relationships with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company, nor does Ms. Wood have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPBUILD CORP.

	By:	/s/ Robert Kuhns
		Name:	Robert Kuhns
		Title:	Vice President and Chief Financial Officer
Dated: April 25, 2022

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